EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with  the  Annual  Report  of  Meritage   Corporation  (the
"Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Landon, Co-Chief Executive Officer of the Company certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        MERITAGE CORPORATION,
                                        a Maryland Corporation

                                        BY /s/ JOHN R. LANDON
                                           -------------------------------------
                                           John R. Landon
                                           CO-CHIEF EXECUTIVE OFFICER

                                        Date: March 31, 2003